SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 26, 1997



                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-90998-01             59-3295394
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574









ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of April 2, 1997, CNL XVIII had received subscription proceeds of $17,224,879 (1,722,488 Units) from 796 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From January 25, 1997 through April 2, 1997, CNL XVIII acquired two Properties. The Properties are a Golden Corral Property (in Stow, Ohio) and a Black-eyed Pea Property (in Atlanta, Georgia).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease.

         In connection with the acquisition of the Black-eyed Pea Property, which is building only, CNL XVIII has also entered into a landlord estoppel agreement with the landlord of the land and a collateral assignment of the ground lease with the lessee in order to provide CNL XVIII with certain rights with respect to the land on which the building is located.

                   ----------------------------------------

         The following table sets forth the location of the two Properties, including one Property consisting of land and building and one Property consisting of building only, acquired by CNL XVIII from January 25, 1997 through April 2, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                      -1-



                                            PROPERTY ACQUISITIONS
                                 From January 25, 1997 through April 2, 1997
                                                          Lease Expira-
Property Location and          Purchase        Date          tion and        Minimum                             Option
Competition                    Price (1)    Acquired    Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------        ------------   --------    ---------------   ---------------   ---------------   -----------
BLACK-EYED PEA (3)           $617,610       03/26/97    04/2023           $69,347;          None              at any time
(the "Atlanta Property")                                                  increases to                        after the
Existing restaurant                                                       $73,700 during                      fifth lease
                                                                          the eleventh                        year
The Atlanta Property is                                                   through
located along the east                                                    twentieth lease
side of Peachtree Road,                                                   years and
north of 28th Street                                                      $76,051 during
Northwest, in Atlanta,                                                    the twenty-
Fulton County, Georgia, in                                                first through
an area of mixed retail,                                                  twenty-sixth
commercial, and                                                           lease years
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Atlanta Property
include a Miami Subs, a
Wendy's, and several local
restaurants.

GOLDEN CORRAL                $1,686,119     04/02/97    04/2017; two      $189,688;         for each lease    at any time
(the "Stow Property")                                   five-year         increases by      year, (i) 5% of   after the
Existing restaurant                                     renewal options   10% after the     annual gross      seventh
                                                                          fifth lease       sales minus       lease year
The Stow Property is                                                      year and after    (ii) the
located on the south side                                                 every five        minimum annual
of Kent Road west of Marsh                                                years             rent for such
Road in Stow, Summit                                                      thereafter        lease year
County, Ohio, in an area                                                  during the
of mixed retail,                                                          lease term
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Stow Property include
an Applebee's, a Wendy's,
a Taco Bell, and a KFC.


                                                     -2-







FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Atlanta Property          $  650,000
      Stow Property              1,273,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease.

(3) CNL XVIII owns the building only for this Property. CNL XVIII does not own the underlying land; although, CNL XVIII has entered into a landlord estoppel agreement with the landlord of the land and a collateral assignment of the ground lease with the lessee in order to provide CNL XVIII with certain rights with respect to the land on which the building is located.



                                      -3-





                                   PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVIII, LTD.
                 GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JANUARY 25, 1997
                                            THROUGH APRIL 2, 1997
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVIII from January 25, 1997 through April 2, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.


                                           Black-eyed Pea  Golden Corral
                                            Atlanta, GA       Stow, OH      Total
                                           --------------  -------------  --------
Pro Forma Estimate of Taxable Income:

Base Rent (1)                                 $ 69,347       $189,688     $259,035

Management Fees (2)                               (693)        (1,897)      (2,590)

General and Administrative Expenses (3)         (3,467)        (9,484)     (12,951)
                                              --------       --------     --------

Estimated Cash Available from Operations        65,187        178,307      243,494

Depreciation Expense (4)                       (16,238)       (31,819)     (48,057)
                                              --------       --------     --------

Pro Forma Estimate of Taxable Income of
  CNL XVIII                                   $ 48,949       $146,488     $195,437
                                              ========       ========     ========

                                                See Footnotes

                                                     -4-




FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVIII and an affiliate of the General Partners, pursuant to which the affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS

                                                                       Page
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of December 31, 1996                     9

   Pro Forma Statement of Income for the year ended
     December 31, 1996                                                 10

   Notes to Pro Forma Financial Statements as of
     December 31, 1996                                                 11

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $8,421,815 in gross offering proceeds from the sale of 842,182 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire two properties, one of which was under construction at December 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $8,803,064 in gross offering proceeds from the sale of 880,306 additional Units during the period January 1, 1997 through April 2, 1997, and
(iii) the application of such funds and $1,511,143 of cash and cash equivalents at December 31, 1996, to purchase seven additional properties during the period January 1, 1997 through April 2, 1997, (four of which are under construction and consist of land and building, two properties which consist of land and building and one property which consists of building only), to pay additional construction costs for the property under construction at December 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of December 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Statement of Income for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statement of Income for the properties owned by CNL XVIII as of April 2, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996



                                                   Pro Forma
          ASSETS                    Historical    Adjustments      Pro Forma
                                    ----------  ---------------   -----------

Land and building on operating
  leases, less accumulated
  depreciation                      $1,530,768  $ 7,500,540 (a)   $ 9,031,308
Net investment in direct financing
  leases (b)                                -     1,922,272         1,922,272
Cash and cash equivalents            5,371,325   (1,511,143)(a)     3,860,182
Receivables                              3,711                          3,711
Organization costs, less
  accumulated amortization               9,589                          9,589
Other assets                           324,931      (88,464)(a)       236,467
                                    ----------  -----------       -----------

                                    $7,240,324  $ 7,823,205       $15,063,529
                                    ==========  ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                    $  104,514  $  (104,514)(a)   $        -
Distributions payable                   55,708                         55,708
Due to related parties                  83,889      (83,069)(a)           820
                                    ----------  -----------       -----------
    Total liabilities                  244,111     (187,583)           56,528

Partners' capital                    6,996,213    8,010,788 (a)    15,007,001
                                    ----------  -----------       -----------

                                    $7,240,324  $ 7,823,205       $15,063,529
                                    ==========  ===========       ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------

Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------

Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======

Net Income Per Limited Partner Unit       $  0.05                   $  0.05
                                          =======                   =======

Weighted Average Number of Units
  Outstanding                             503,436                   503,436
                                          =======                   =======


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $8,803,064 from the sale of 880,306 Units during the period January 1, 1997 through April 2, 1997, and $1,511,143 of cash and cash equivalents at December 31, 1996, used (i) to acquire seven properties for $7,952,481, (ii) to fund estimated construction costs of $985,729 relating to the property under construction at December 31, 1996, (iii) to pay acquisition fees and other costs of $428,686 ($6,508 of which was accrued as accounts payable at December 31, 1996 and $26,040 of which was accrued as due to related parties at December 31, 1996) and reclassify from other assets $88,464 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $947,311 ($98,006 of which was accrued as accounts payable at December 31, 1996 and $57,029 of which was accrued as due to related parties at December 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:


                                               Estimated purchase
                                                price (including
                                                construction and     Acquisition
                                               closing costs) and        fees
                                                 additional con-      allocated
                                                 struction costs     to property      Total
                                               ------------------    -----------    ----------
      Jack in the Box in Echo Park, CA            $1,257,223         $   68,163    $1,325,386
      Jack in the Box in Hendersonville, NV        1,066,175             57,805     1,123,980
      Jack in the Box in Centerville, TX             758,658             41,132       799,790
      Golden Corral in Galveston, TX               1,359,566             73,711     1,433,277
      Boston Market in Raleigh, NC                 1,225,886             66,463     1,292,349
      Black-eyed Pea in Atlanta, GA                  616,110             33,404       649,514
      Golden Corral in Stow, OH                    1,668,863             90,480     1,759,343
      One property under construction at
        December 31, 1996                            985,729             53,444     1,039,173
                                                  ----------         ----------    ----------

                                                  $8,938,210         $  484,602    $9,422,812
                                                  ==========         ==========    ==========

      Adjustment classified as follows:
        Land and buildings on operating leases                                     $7,500,540
        Net investment in direct financing leases                                   1,922,272
                                                                                   ----------

                                                                                   $9,422,812
                                                                                   ==========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  April 16, 1997              By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner